Exhibit 99.1
Rapid7 Announces Second Quarter 2022 Financial Results

•Annualized recurring revenue (ARR) of $658 million, an increase of 35% year-over-year
•Total revenue of $167 million, up 32% year-over-year; Products revenue of $159 million, up 34% year-over-year
•Total ARR per customer growth of 18% year-over-year
•Total customer growth of 14% year-over-year
Boston, MA – August 3, 2022 – Rapid7, Inc. (Nasdaq: RPD), a leading provider of security analytics and automation, today announced its financial results for the second quarter of 2022.
“Robust customer demand for our security transformation solutions drove second quarter ending ARR of $658 million, representing growth of 35% year-over-year,” said Corey Thomas, Chairman and CEO of Rapid7.
“As customers prioritize spending around their modern cloud environments, Rapid7 continues to address their most urgent security challenges with our market leading Insight platform. In the current environment, there is a significant opportunity for consolidation across security operations from both a capability and economic standpoint, and our differentiated solutions are positioned to enable customers to accelerate that process while driving profitable, sustainable growth for Rapid7.”
Second Quarter 2022 Financial Results and Other Metrics

	Three Months Ended June 30,
	2022	2021	% Change
	(dollars in thousands)
Annualized recurring revenue	$658,172	$488,860	35%
Number of customers	10,624	9,315	14%
ARR per customer	$62.0	$52.5	18%
rapid7.com

	Three Months Ended June 30,
	2022	2021	% Change
	(in thousands, except per share data)
Products revenue	$159,122	$119,147	34%
Professional services revenue	8,333	7,274	15%
Total revenue	$167,455	$126,421	32%

North America revenue	$132,646	$103,485	28%
Rest of world revenue	34,809	22,936	52%
Total revenue	$167,455	$126,421	32%

GAAP gross profit	$113,180	$87,113
GAAP gross margin	68%	69%
Non-GAAP gross profit	$120,799	$91,845
Non-GAAP gross margin	72%	73%

GAAP loss from operations	$(34,651)	$(21,926)
GAAP operating margin	(21)%	(17)%
Non-GAAP income from operations	$3,483	$6,070
Non-GAAP operating margin	2%	5%

GAAP net loss	$(39,606)	$(34,164)
GAAP net loss per share, basic and diluted	$(0.68)	$(0.62)
Non-GAAP net (loss) income	$(461)	$3,930
Non-GAAP net (loss) income per share, basic and diluted	$(0.01)	$0.07

Adjusted EBITDA	$7,983	$10,030

Net cash provided by operating activities	$7,449	$9,186
Free cash flow	$(1,258)	$5,040
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In June 2022, Boston Business Journal's Best Places to Work ranked Rapid7 #1 for companies with over 500 employees.
•In June 2022, Rapid7 announced findings from Forrester Consulting quantifying the Total Economic Impact and benefits of the Company’s managed detection and response (MDR) services. Forrester found that Rapid7’s MDR service provided a 549% return on investment over three years for a composite organization.
•In April 2022, Rapid7 announced the creation of The Rapid7 Cybersecurity Foundation to promote a diverse and inclusive workforce, advance free and open solutions for underserved and vulnerable communities, and conduct research and advocacy that strengthens cybersecurity outcomes and awareness for all.
•In April 2022, Rapid7 was recognized as a Visionary by Gartner for the second consecutive year in the Magic Quadrant for Application Security Testing.
Third Quarter and Full-Year 2022 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net income per share and free cash flow to be in the following ranges:
rapid7.com

	Third Quarter 2022			Full-Year 2022
	(in millions, except per share data)
Annualized recurring revenue				$740	to	$750
Year-over-year growth				24%	to	25%
Revenue	$175	to	$177	$686	to	$690
Year-over-year growth	25%	to	27%	28%	to	29%
Non-GAAP income from operations	$6	to	$8	$20	to	$24
Non-GAAP net income per share	$0.03	to	$0.06	$0.08	to	$0.15
Weighted average shares outstanding, diluted	66.2			60.2
Free cash flow				$40	to	$45
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the third quarter and full-year 2022 does not include any potential impact of foreign exchange gains or losses. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, August 3, 2022, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 888-330-2384 (domestic) or +1 240-789-2701 (international) with the event code 8484206. The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A webcast replay of the conference call will be available at https://investors.rapid7.com.
About Rapid7
Rapid7, Inc. (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 10,000 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in their financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
rapid7.com

Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, litigation-related expenses and induced conversion expense. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Induced conversion expense. In conjunction with the first quarter of 2021 partial repurchase of our 1.25% convertible senior notes due 2023, we incurred an induced conversion expense of $2.7 million. We exclude induced conversion expense because this amount is not indicative of the performance of, or trends in, our business and neither is comparable to the prior period nor predictive of future results.
Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as net cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
rapid7.com

Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the third quarter and full-year 2022, the assumptions underlying such guidance, including the timing of global economic recovery, market opportunities, future growth and operating leverage, and the ability of our solutions to drive profitable, sustainable growth. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, risks arising from the ongoing COVID-19 pandemic, fluctuations in our quarterly results, failure to meet our publicly announced guidance or other expectations about our business, our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, our customers renewal of their subscriptions with us, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2022 and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277
Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$163,469	$164,582
Short-term investments	76,244	58,850
Accounts receivable, net	124,701	146,094
Deferred contract acquisition and fulfillment costs, current portion	31,367	29,974
Prepaid expenses and other current assets	34,221	33,236
Total current assets	430,002	432,736
Long-term investments	14,330	34,068
Property and equipment, net	50,533	50,225
Operating lease right-of-use assets	84,937	83,751
Deferred contract acquisition and fulfillment costs, non-current portion	60,878	57,191
Goodwill	515,631	515,258
Intangible assets, net	105,785	111,591
Other assets	23,452	11,191
Total assets	$1,285,548	$1,296,011
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$6,832	$3,521
Accrued expenses	66,348	82,620
Operating lease liabilities, current portion	11,809	9,630
Deferred revenue, current portion	395,208	372,067
Other current liabilities	3,473	842
Total current liabilities	483,670	468,680
Convertible senior notes, non-current portion, net	813,950	812,063
Operating lease liabilities, non-current portion	89,473	90,865
Deferred revenue, non-current portion	33,098	33,056
Other long-term liabilities	13,512	17,342
Total liabilities	1,433,703	1,422,006
Stockholders’ equity (deficit):
Common stock	586	577
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	681,194	615,032
Accumulated other comprehensive loss	(4,538)	(812)
Accumulated deficit	(820,633)	(736,028)
Total stockholders’ equity (deficit)	(148,155)	(125,995)
Total liabilities and stockholders’ equity (deficit)	$1,285,548	$1,296,011

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Products	$159,122	$119,147	$308,147	$228,432
Professional services	8,333	7,274	16,692	15,440
Total revenue	167,455	126,421	324,839	243,872
Cost of revenue:
Products	45,867	33,169	89,339	62,819
Professional services	8,408	6,139	16,225	12,778
Total cost of revenue	54,275	39,308	105,564	75,597
Total gross profit	113,180	87,113	219,275	168,275
Operating expenses:
Research and development	48,907	35,305	98,719	68,385
Sales and marketing	78,034	56,246	153,180	111,224
General and administrative	20,890	17,488	42,406	33,708
Total operating expenses	147,831	109,039	294,305	213,317
Loss from operations	(34,651)	(21,926)	(75,030)	(45,042)
Other income (expense), net:
Interest income	243	122	355	218
Interest expense	(2,758)	(3,059)	(5,451)	(8,453)
Other income (expense), net	(2,403)	148	(3,006)	(919)
Loss before income taxes	(39,569)	(24,715)	(83,132)	(54,196)
Provision for income taxes	37	9,449	1,473	9,813
Net loss	$(39,606)	$(34,164)	$(84,605)	$(64,009)
Net loss per share, basic and diluted	$(0.68)	$(0.62)	$(1.46)	$(1.18)
Weighted-average common shares outstanding, basic and diluted	58,239,958	55,392,383	57,983,790	54,169,464

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cash flows from operating activities:
Net loss	$(39,606)	$(34,164)	$(84,605)	$(64,009)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	10,223	7,028	20,392	13,768
Amortization of debt issuance costs	1,011	1,133	1,990	1,791
Stock-based compensation expense	32,411	23,814	61,333	44,676
Deferred income taxes	—	3,924	—	3,924
Induced conversion expense	—	—	—	2,740
Other	1,755	42	2,281	1,446
Change in operating assets and liabilities:
Accounts receivable	(18,180)	(21,598)	18,147	12,816
Deferred contract acquisition and fulfillment costs	(2,141)	(3,497)	(5,080)	(5,453)
Prepaid expenses and other assets	(3,971)	530	(10,527)	394
Accounts payable	(5,116)	(1,879)	3,557	(1,329)
Accrued expenses	11,555	7,837	(12,493)	(7,592)
Deferred revenue	19,353	21,233	23,183	22,220
Other liabilities	155	4,783	(326)	4,389
Net cash provided by operating activities	7,449	9,186	17,852	29,781
Cash flows from investing activities:
Business acquisition, net of cash acquired	—	(2,700)	—	(52,420)
Purchases of property and equipment	(4,171)	(1,699)	(7,224)	(2,671)
Capitalization of internal-use software costs	(4,536)	(2,447)	(8,058)	(4,205)
Purchases of investments	(26,861)	(52,914)	(58,997)	(59,308)
Sales/maturities of investments	57,529	46,038	60,329	87,938
Other investments	(500)	—	(500)	(1,500)
Net cash provided by (used in) investing activities	21,461	(13,722)	(14,450)	(32,166)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid	—	(1,660)	—	585,440
Purchase of capped calls related to convertible senior notes	—	—	—	(76,020)
Payment of debt issuance costs	(71)	—	(71)	—
Payments for repurchase of convertible senior notes	(12)	(2,002)	(12)	(184,649)
Payments related to business acquisitions	(300)	—	(300)	(2,431)
Taxes paid related to net share settlement of equity awards	(1,645)	(3,347)	(5,106)	(6,671)
Proceeds from employee stock purchase plan	—	—	5,710	4,467
Proceeds from stock option exercises	246	1,103	1,205	2,530
Net cash (used in) provided by financing activities	(1,782)	(5,906)	1,426	322,666
Effects of exchange rates on cash, cash equivalents and restricted cash	(2,871)	207	(3,671)	(293)
Net increase (decrease) in cash, cash equivalents and restricted cash	24,257	(10,235)	1,157	319,988
Cash, cash equivalents and restricted cash, beginning of period	141,917	503,840	165,017	173,617
Cash, cash equivalents and restricted cash, end of period	$166,174	$493,605	$166,174	$493,605

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP gross profit	$113,180	$87,113	$219,275	$168,275
Add: Stock-based compensation expense[1]	2,775	1,812	4,865	3,366
Add: Amortization of acquired intangible assets[2]	4,844	2,920	9,688	5,661
Non-GAAP gross profit	$120,799	$91,845	$233,828	$177,302
Non-GAAP gross margin	72.1%	72.7%	72.0%	72.7%

GAAP gross profit - Products	$113,255	$85,978	$218,808	$165,613
Add: Stock-based compensation expense	2,012	1,200	3,507	2,218
Add: Amortization of acquired intangible assets	4,844	2,920	9,688	5,661
Non-GAAP gross profit - Products	$120,111	$90,098	$232,003	$173,492
Non-GAAP gross margin - Products	75.5%	75.6%	75.3%	75.9%

GAAP gross profit - Professional services	$(75)	$1,135	$467	$2,662
Add: Stock-based compensation expense	763	612	1,358	1,148
Non-GAAP gross profit - Professional services	$688	$1,747	$1,825	$3,810
Non-GAAP gross margin - Professional services	8.3%	24.0%	10.9%	24.7%

GAAP loss from operations	$(34,651)	$(21,926)	$(75,030)	$(45,042)
Add: Stock-based compensation expense[1]	32,411	23,814	61,333	44,676
Add: Amortization of acquired intangible assets[2]	5,723	3,068	11,446	5,957
Add: Acquisition-related expenses[3]	—	863	—	2,031
Add: Litigation-related expenses[4]	—	251	115	354
Non-GAAP income (loss) from operations	$3,483	$6,070	$(2,136)	$7,976

GAAP net loss	$(39,606)	$(34,164)	$(84,605)	$(64,009)
Add: Stock-based compensation expense[1]	32,411	23,814	61,333	44,676
Add: Amortization of acquired intangible assets[2]	5,723	3,068	11,446	5,957
Add: Acquisition-related expenses[3]	—	9,828	—	10,996
Add: Litigation-related expenses[4]	—	251	115	354
Add: Amortization of debt issuance costs	1,011	1,133	1,990	1,791
Add: Induced conversion expense	—	—	—	2,740
Non-GAAP net (loss) income	$(461)	$3,930	$(9,721)	$2,505

Reconciliation of net (loss) income per share, basic
GAAP net loss per share, basic	$(0.68)	$(0.62)	$(1.46)	$(1.18)
Non-GAAP adjustments to net loss	0.67	0.69	1.29	1.23
Non-GAAP net (loss) income per share, basic	$(0.01)	$0.07	$(0.17)	$0.05

Reconciliation of net (loss) income per share, diluted
GAAP net loss per share, diluted	$(0.68)	$(0.62)	$(1.46)	$(1.18)
Non-GAAP adjustments to net loss	0.67	0.69	1.29	1.22
Non-GAAP net (loss) income per share, diluted	$(0.01)	$0.07	$(0.17)	$0.04

Weighted average shares used in GAAP and non-GAAP per share calculation, basic and diluted	58,239,958	55,392,383	57,983,790	54,169,464

Weighted average shares used in GAAP and non-GAAP per share calculation:
Basic	58,239,958	55,392,383	57,983,790	54,169,464
Diluted	58,239,958	57,731,694	57,983,790	56,626,465

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$2,775	$1,812	$4,865	$3,366
Research and development	13,925	9,420	26,949	17,235
Sales and marketing	8,430	6,038	15,204	11,784
General and administrative	7,281	6,544	14,315	12,291

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,844	$2,920	$9,688	$5,661
Sales and marketing	684	103	1,368	206
General and administrative	195	45	390	90

[3] Includes acquisition-related expenses as follows:
Sales and marketing	—	—	—	122
General and administrative	—	863	—	1,909
Provision for income taxes	—	8,965	—	8,965

[4] Includes litigation-related expenses as follows:
General and administrative	$—	$251	$115	$354

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP net loss	$(39,606)	$(34,164)	$(84,605)	$(64,009)
Interest income	(243)	(122)	(355)	(218)
Interest expense	2,758	3,059	5,451	8,453
Other (income) expense, net	2,403	(148)	3,006	919
Provision for income taxes	37	9,449	1,473	9,813
Depreciation expense	3,226	3,053	6,529	6,047
Amortization of intangible assets	6,997	3,975	13,863	7,721
Stock-based compensation expense	32,411	23,814	61,333	44,676
Acquisition-related expenses	—	863	—	2,031
Litigation-related expenses	—	251	115	354
Adjusted EBITDA	$7,983	$10,030	$6,810	$15,787

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash provided by operating activities	$7,449	$9,186	$17,852	$29,781
Less: Purchases of property and equipment	(4,171)	(1,699)	(7,224)	(2,671)
Less: Capitalized internal-use software costs	(4,536)	(2,447)	(8,058)	(4,205)
Free cash flow	$(1,258)	$5,040	$2,570	$22,905

Third Quarter and Full-Year 2022 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Third Quarter 2022			Full-Year 2022
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
Anticipated GAAP loss from operations	$(33)	to	$(31)	$(129)	to	$(125)
Add: Anticipated stock-based compensation expense	33	to	33	127	to	127
Add: Anticipated amortization of acquired intangible assets	6	to	6	22	to	22
Anticipated non-GAAP income from operations	$6		$8	$20		$24

Reconciliation of GAAP net loss to non-GAAP net income:
Anticipated GAAP net loss	$(38)	to	$(36)	$(148)	to	$(144)
Add: Anticipated stock-based compensation expense	33	to	33	127	to	127
Add: Anticipated amortization of acquired intangible assets	6	to	6	22	to	22
Add: Anticipated amortization of debt issuance costs	1	to	1	4	to	4
Anticipated non-GAAP net income	$2		$4	$5		$9

Anticipated GAAP net loss per share, basic and diluted	$(0.64)		$(0.61)	$(2.52)		$(2.45)
Anticipated non-GAAP net income per share, diluted	$0.03		$0.06	$0.08		$0.15

Weighted average shares used in GAAP per share calculation, basic and diluted	59.2			58.8

Weighted average shares used in non-GAAP per share calculation, diluted	66.2			60.2
The reconciliation does not reflect any items that are unknown at this time, such as litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP loss from operations, Anticipated GAAP net loss and Anticipated GAAP net loss per share are expected to change.

	Full-Year 2022
Reconciliation of net cash provided by operating activities to free cash flow:
Net cash provided by operating activities	$80	to	$85
Purchases of property and equipment	(22)	to	(22)
Capitalized internal-use software costs	(18)	to	(18)
Free cash flow	$40		$45